SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                           _____________________



                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934




Date of Report:           September 30, 1999
 .................................................................
                    (Date of earliest event reported)



                New York State Electric & Gas Corporation
 .................................................................
         (Exact name of registrant as specified in its charter)


    New York                1-3103-2             15-0398550
 .................................................................
(State or other           (Commission           (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)




             P.O. Box 3287, Ithaca, NY                   14852-3287
    .................................................................
      (Address of principal executive offices)           (Zip Code)



                                                        607-347-4131
    Registrant's telephone number, including area code...............



                                   NA
    .................................................................
   (Former name or former address, if changed since last report)

                                     Item 5.  Other Events

Nine Mile Point nuclear generating unit No. 2

     The company has an 18% ownership interest in Nine Mile Point 2, which is operated by Niagara Mohawk Power Corporation. Ownership of Nine Mile Point 2 is shared with Niagara Mohawk 41%, Long Island Power Authority 18%, Rochester Gas and Electric Corporation 14% and Central Hudson Gas & Electric 9%.

     The company announced in June 1999 that it agreed to sell its 18% interest in Nine Mile Point 2 to AmerGen Energy Company, a joint venture of PECO Energy Company and British Energy. In the same announcement, Niagara Mohawk announced the sale of Nine Mile Point 1 and its 41% interest in Nine Mile Point 2 to AmerGen.

     Issues have been raised recently regarding worsening performance at the Nine Mile Point units. On September 30, 1999, the Nuclear Regulatory Commission issued a Plant Performance Review on the Nine Mile Point units. The NRC stated that it will increase its scrutiny of the operation of the Nine Mile Point nuclear plants over the next six months as a result of the worsening performance of those plants and weaknesses in areas such as plant maintenance, work planning and scheduling, and engineering support.

     Niagara Mohawk has announced that significant management changes will be made at Nine Mile Point, including the hiring of PECO Energy for managerial advice, because performance of the units has not reached expected levels. The company supports these efforts to improve performance at Nine Mile Point 2 and continues to believe that the sale of the plants to AmerGen, a proven operator of nuclear plants, is in the best interests of customers and the company s shareholders. If the operating performance of Nine Mile Point 2 continues to deteriorate and it becomes apparent that significant expenditures would be required to improve performance, the company intends to take whatever actions it believes are appropriate to protect the interests of its customers and shareholders, including support for the potential shut down of the unit.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


            NEW YORK STATE ELECTRIC & GAS CORPORATION
                          (Registrant)






               By    /s/ Sherwood J. Rafferty
                      Sherwood J. Rafferty
                      Senior Vice President
                      and Chief Financial Officer



Date:  October 8, 1999